Filed under Rule 497(e)
SUNAMERICA SERIES TRUST	Registration No. 811-7238

Supplement to the Statutory Prospectus

Dated May 1, 2015

The following change is effective immediately:

SunAmerica Dynamic Allocation Portfolio (the “Portfolio”). In Appendix A, the disclosure for the Focus Growth Portfolio and Focus Value Portfolio is deleted in its entirety and replaced with the following:

Portfolio	Investment Goal	Principal Investment Strategy	Principal Risk Factors		Principal Investment Techniques
SA Columbia Focused Growth Portfolio (formerly, Focus Growth Portfolio)	Long-term growth of capital	Growth	•	Equity securities risk	The Portfolio invests in equity securities selected on the basis of growth criteria. The Portfolio invests primarily in common stocks of large-cap companies. The Portfolio will generally hold between 25 to 35 securities.
			•	Market risk
			•	Growth stock risk
			•	Large-capitalization companies risk
			•	Depositary receipts risk
			•	Sector risk
			•	Focused portfolio risk
			•	Foreign investment risk
			•	Affiliated fund rebalancing risk
			•	Issuer risk
			•	Management risk
			•	Active trading risk
SA Columbia Focused Value Portfolio (formerly, Focus Value Portfolio)	Long-term growth of capital	Value	•	Equity securities risk	The Portfolio invests in equity securities selected on the basis of value criteria. The Portfolio invests primarily in equity securities of large-cap companies. The Portfolio will hold between 30 and 40 securities.
			•	Large-capitalization companies risk
			•	Focused portfolio risk
			•	Sector risk
			•	Affiliated fund rebalancing risk
			•	Value investing risk
			•	Management risk
			•	Market risk
			•	Issuer risk

Please retain this supplement for future reference.

Date: July 30, 2015